                                                                    EXHIBIT 24.1

                         REGIONS FINANCIAL CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr., and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the acquisition of Heritage Bancorp, Inc. by Regions Financial Corporation and to sign any and all amendments to such Registration Statements.

      SIGNATURE                                 TITLE                              DATE
      ---------                                 -----                              ----
/s/ Carl E. Jones, Jr.
-------------------------              President and Chief Executive          March 15, 2000
Carl E. Jones, Jr.                      Officer and Director
                                        (principal executive officer)

/s/ Richard D. Horsley
-------------------------              Vice Chairman of the Board and         March 15, 2000
Richard D. Horsley                      Executive Financial Officer
                                        and Director
                                        (principal financial officer)
/s/ Robert P. Houston
-------------------------              Executive Vice President and           March 15, 2000
Robert P. Houston                       Comptroller
                                        (principal accounting officer)

/s/ Sheila S. Blair
-------------------------                     Director                        March 15, 2000
Sheila S. Blair

/s/ James B. Boone, Jr.
-------------------------                     Director                        March 15, 2000
James B. Boone, Jr.

/s/ James S.M. French
-------------------------                     Director                        March 15, 2000
James S.M. French

/s/ Olin B. King
-------------------------                     Director                        March 15, 2000
Olin B. King

/s/ J. Stanley Mackin
-------------------------                Chairman of the Board                March 15, 2000
J. Stanley Mackin                         and Director

/s/ Michael W. Murphy
-------------------------                     Director                        March 15, 2000
Michael W. Murphy

/s/ Henry E. Simpson
-------------------------                     Director                        March 15, 2000
Henry E. Simpson

/s/ Lee J. Styslinger, Jr.
-------------------------                     Director                        March 15, 2000
Lee J. Styslinger, Jr.

/s/ W. Woodrow Stewart
-------------------------                     Director                        March 15, 2000
W. Woodrow Stewart

/s/ John H. Watson
-------------------------                     Director                        March 15, 2000
John H. Watson

/s/ C. Kemmons Wilson, Jr.
-------------------------                     Director                        March 15, 2000
C. Kemmons Wilson, Jr.